ACCOUNTS RECEIVABLE	12 Months Ended
Dec. 31, 2023
ACCOUNTS RECEIVABLE.
ACCOUNTS RECEIVABLE

NOTE 3 – ACCOUNTS RECEIVABLE

Accounts receivable are primarily agent service fee receivable due from the customers – real estate developers and are recognized and carried at the amount billed to a customer, net of allowance for expected loss from doubtful accounts.

As of December 31, 2023 and 2022, accounts receivable and allowance for doubtful accounts consisted of the following:

	December 31,	December 31,
	2023	2022
Accounts receivable	$211,369	$1,199,756
Allowance for current expected credit loss	(47,199)	(231,937)
Accounts receivable, net	$164,170	$967,819

ASU No. 2016-13, Financial Instruments-Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments (“ASU 2016-13”), which requires the measurement and recognition of expected credit losses to all financial assets held at amortized cost. The Group adopted this standard for the year beginning January 1, 2023.

CECL model requires measurement of the expected credit loss even if that risk of loss is remote. Management believes that historical collection information is a reasonable base on which to determine expected credit losses because the composition of the accounts receivable at the reporting date is consistent with that used in developing the historical credit-loss percentages. That is, the similar risk characteristics of the customers and its payment practices have not changed significantly over time. However, the foreseeable economic conditions will have a significant impact on our collectability of the accounts receivable. The Management believes that the treasury bill rate of the U.S. Treasury is a useful indicator to reflect the future cost of the credit and the trend of economic at the time of reporting. The Company combined treasury bill rate and its historical loss rate to determine the rates of expected estimated credit losses. The accounts receivable sharing similar risk characteristics be pooled when the CECL is calculated. Following CECL rates were used to calculate current expected credit losses:

Age of accounts receivable	Current	31-60 days	61-90 days	91-180 days	181-365 days	Over 365 days
Historical loss rate	0.00%	0.00%	0.00%	0.00%	5.00%	20.00%
Adjustment	0.38%	0.76%	1.14%	1.26%	2.53%	4.55%
CECL rate	0.38%	0.76%	1.14%	1.26%	7.53%	24.55%

Major Customers

For the year ended December 31, 2023, the Group had one major customer (project), Ge Diao Ping Yuan. Revenue from this customer was approximately 28% of the Group’s total revenue. The accounts receivable from this customer (project) were $0 as of December 31, 2023.

For the year ended December 31, 2022, the Group had one major customer (project), Ge Diao Ping Yuan. Revenue from this customer was approximately 79% of the Group’s total revenue. The accounts receivable from this customer (project) were $80,159 as of December 31, 2022.

For the year ended December 31, 2021, the Group had three major customers (projects). Revenue from each of these customers was over 10% of its total revenue. Revenue from these top three customers represented approximately 67% of the total revenue, with 34%, 23%, and 10%, respectively, from Ge Diao Ping Yuan, Taida Shang Qing Cheng, and Ge Diao Liu Yuan. The accounts receivable from these three customers (projects) were $737,476, $1,116,552, and $10,643, respectively, as of December 31, 2021.